SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12(c) or Section 240.14a-12

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

WESTCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	$500 per each party to the controversy to Exchange Act Rule 14a-6(i)(3).

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

23 Pasteur
Irvine, California 92618
April 1, 2005
Dear Shareholder:
      Please join us for Westcorp’s Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, April 26, 2005, at our corporate headquarters located at 23 Pasteur, Irvine, California. The Board of Directors and management will review a successful 2004 and present strategies for our continued success. You will have the opportunity to express your views and ask questions.
      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.
      Your vote, regardless of the number of shares you own, is important. You may vote on the Internet, by telephone or by mail. Please review the instructions on the enclosed proxy card regarding each of these voting options. If you attend the annual meeting, you may vote in person, even if you have previously submitted your proxy.
      We look forward to seeing you at our annual meeting. On behalf of our Board of Directors, I thank you for your continued support and confidence.

Sincerely,

Ernest S. Rady
Chairman of the Board and
Chief Executive Officer

23 Pasteur
Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 26, 2005
To the Shareholders of Westcorp:
      The Annual Meeting of Shareholders of Westcorp, a California corporation, will be held at our corporate headquarters, 23 Pasteur, Irvine, California, on Tuesday, April 26, 2005, at 10:00 a.m., for the following purposes:

1.	elect directors;

2.	amend Westcorp’s Articles of Incorporation to change Westcorp’s name to Western Financial Bancorp;

3.	approve the Westcorp Stock Incentive Plan;

4.	ratify the appointment of Ernst & Young LLP as Westcorp’s independent auditors; and

5.	transact such other business as may properly come before the annual meeting.
      You may vote at the annual meeting if you were a shareholder at the close of business on the March 11, 2005 record date for the annual meeting. You may vote in person at the annual meeting, by completing and mailing the enclosed proxy card, by telephone or on the Internet.
      Whether or not you plan to attend the annual meeting, please submit a proxy as soon as possible, so your shares can be voted at the annual meeting. For specific instructions on voting, please refer to the instructions on the proxy card. You have the right to revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy should be submitted so that all your shares will be properly voted.

By Order of the Board of Directors

Guy Du Bose
Vice President, General Counsel and Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 26, 2005
PROXY STATEMENT
PROXIES AND VOTING INFORMATION
PROPOSAL 1 ELECT DIRECTORS
PROPOSAL 2 APPROVE THE AMENDMENT OF WESTCORP’S ARTICLES OF INCORPORATION TO CHANGE WESTCORP’S NAME TO WESTERN FINANCIAL BANCORP
PROPOSAL 3 APPROVE THE WESTCORP 2001 STOCK INCENTIVE PLAN
PROPOSAL 4 RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
CODE OF ETHICS
COMPENSATION OF EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
INCORPORATION BY REFERENCE
STOCK PRICE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS WHO ARE NOT MANAGEMENT
SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K

23 Pasteur
Irvine, California 92618

PROXY STATEMENT
Approximate date proxy material first sent to shareholders:
April 1, 2005
PROXIES AND VOTING INFORMATION
Solicitation of Proxies
      This Proxy Statement is furnished by the Board of Directors of Westcorp in connection with its solicitation of proxies for use at our annual meeting of shareholders for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.
Meeting Date and Location
      The annual meeting will be held on Tuesday, April 26, 2005 at 10:00 a.m. at Westcorp’s corporate headquarters located at 23 Pasteur, Irvine, California 92618.
Purposes
      At the annual meeting, the shareholders will consider and vote on proposals to (i) elect eight directors, (ii) amend Westcorp’s Articles of Incorporation to change Westcorp’s name to Western Financial Bancorp, (iii) approve the Westcorp Stock Incentive Plan, (iv) ratify the appointment of Ernst & Young LLP as our independent auditors, and (v) transact such other business as may properly come before the annual meeting.
Record Date; Shareholders Entitled to Vote
      The record date for the annual meeting is March 11, 2005. You may vote at the annual meeting if you were a shareholder at the close of business on the record date. Only shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting. As of the record date, there were 52,034,915,000 shares of our common stock outstanding, $1.00 par value. No shares of any other class of stock are outstanding.
Market Value of Stock
      As of March 11, 2005, our common stock had a market price of $46.70 per share. Our common stock is traded on the New York Stock Exchange.
Voting Securities
      Proxies duly executed and returned by you and received by us before the annual meeting will be voted FOR the election of the eight directors specified in this proxy, FOR the amendment of Westcorp’s Articles of Incorporation to change Westcorp’s name to Western Financial Bancorp, FOR the approval of the Westcorp Stock Incentive Plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors, unless you specify a contrary choice in your proxy. If you have indicated a specification as provided on the proxy card, the shares represented by your proxy will be voted and cast in accordance with your specification. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she may deem advisable in his or her discretion. Our Board of Directors selected Ernest Rady as proxy and Thomas Wolfe as alternate. They are officers and directors of Westcorp. Each share of the

Westcorp common stock outstanding at the close of business on the record date will be entitled to one vote for each of the various proposals submitted to the shareholders.
      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. You may revoke your proxy by either (i) a later dated proxy, (ii) a written revocation sent to and received by our Secretary prior to the annual meeting or (iii) attending the annual meeting and voting in person.
PROPOSAL 1
ELECT DIRECTORS
      Westcorp’s Board of Directors are elected at the annual meeting of shareholders to serve a one-year term. Eight nominees, Judith M. Bardwick, Robert T. Barnum, James R. Dowlan, Duane A. Nelles, Ernest S. Rady, Harry M. Rady, Charles E. Scribner, and Thomas A. Wolfe, are nominated for election at the annual meeting to serve until 2006 and until their successors are elected and qualified. All of the nominees are currently directors of Westcorp. The following information is submitted concerning these director nominees:

		Director
Name	Age	Since	Position

Judith M. Bardwick	72	1994	Director
Robert T. Barnum	59	1998	Director
James R. Dowlan	67	2001	Director
Duane A. Nelles	61	2003	Director
Ernest S. Rady	67	1982	Chairman of the Board and Chief Executive Officer
Harry M. Rady	37	2003	Director
Charles E. Scribner	67	1998	Director
Thomas A. Wolfe	45	2002	Director and President
Director Nominees
      Judith M. Bardwick, Ph.D. has been a director of Westcorp and its first-tier subsidiary, Western Financial Bank, since 1994. She has been a director of Westcorp’s second-tier subsidiary, WFS Financial Inc, also known as WFS, since 2001. Dr. Bardwick is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and an M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature, Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, Toward the Eye of the Storm, was published in 2002. She is the author of seven other books. In addition, she has published more than 85 articles on a wide range of topics during her distinguished career.
      Robert T. Barnum has been a director of Westcorp and of Western Financial Bank since 1998. He is a private investor and advisor to several private equity funds. He is currently the Chairman of the Board of Korea First Bank, a $40 billion asset Korean Bank owned jointly by Texas Pacific Group, Blum Capital and the Government of Korea. Mr. Barnum was the Chief Financial Officer and then President and Chief Operating Officer of American Savings from its acquisition in 1989 until its sale to Washington Mutual in 1998. American Savings was a $20 billion California thrift that was owned by the Robert M. Bass group. Mr. Barnum was a director of National RE until its sale to General RE in 1996 and of Harborside Healthcare until its recapitalization in 1997, and of Center Trust Properties until its sale to Pan Pacific in 2003.

Mr. Barnum is currently on the Board of Directors and Chairman of the Audit Committee of American Residential Investment Trust and Ameriquest Capital Corporation. He also is on the Board of Berkshire Mortgage. Mr. Barnum holds a B.S. in Mathematics from the University of Illinois and an M.B.A. in Finance from Indiana University.
      James R. Dowlan has been a director of Westcorp since 2001 and a director of WFS since 1995. He served as Senior Executive Vice President of WFS from 1995 through January 1999. He started as Senior Vice President of Western Financial Bank in 1984 and then acted as Executive Vice President of the Bank from 1989 until the Auto Finance Division of Western Financial Bank was combined with WFS in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank, and President and Chief Executive Officer of WFS Financial Auto Loans, Inc. and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS. Prior to his association with Western Financial Bank, Mr. Dowlan was Vice President of Loan Administration for Union Bank, where he held several positions since 1973. He served for several years on the National Advisory Board Installment Lending, the American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.
      Duane A. Nelles has been a director of Westcorp and Western Financial Bank since February 2003 and of WFS since 1995. Since 1988, he also has served on the Board of Directors of QUALCOMM, Inc., a world leader in digital wireless communications. Mr. Nelles was a partner in an international accounting firm, now known as PricewaterhouseCoopers, from 1968 to 1987. From 1987 to 2000, he headed a private personal investment business. Mr. Nelles received his M.B.A. degree from the University of Michigan.
      Ernest S. Rady has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1973 and as President from 1982 to 1996 and from 1998 to 1999. He has served as Chairman of the Board of Western Financial Bank since 1982 and Chief Executive Officer of the Bank from 1994 to 1996 and from 1998 to present. He has been Chairman of the Board of WFS since 1995 and a director since 1988. Mr. Rady is a principal shareholder, manager, and consultant to a group of companies engaged in real estate management and development, property and casualty insurance and investment management through American Assets, Inc., a financial, investment management, and real estate conglomerate, and Insurance Company of the West, a property casualty insurance company. Mr. Rady is the father of Director Harry Rady.
      Harry M. Rady has been a director of Westcorp and Western Financial Bank since 2003. Mr. Rady served as the Chief Investment Officer and Director of American Assets, Inc. from 1996 through November 2004. He also has served as Chief Investment Officer through November 2004 and continues to be a Director of Insurance Company of the West. Mr. Rady received his M.B.A. from the University of Southern California. Harry Rady is the son of Director Ernest Rady.
      Charles E. Scribner has been a director of Westcorp and Western Financial Bank since 1998. Mr. Scribner was with Bank of America for 34 years, retiring in May 1994. From 1979 to 1983, he was Regional Senior Vice President in charge of the Orange County/ Los Angeles coastal region, responsible for loan deposits and general operations of 150 branches in the region. From 1984 to 1986, he was Senior Vice President and General Manager of the northern Asian operation for Bank of America headquartered in Tokyo. Mr. Scribner later became Area Manager of southern Asia for Bank of America from 1986 through 1989. He was in charge of all banking activities in eight countries and was headquartered in Singapore. From 1990 to 1994, he served as Bank of America’s Executive Vice President and General Manager of the southern California Commercial Banking wholesale activities. Mr. Scribner currently serves on the Board of Insurance Company of the West, Whittier Institute, Western Financial Bank, and Westcorp.
      Thomas A. Wolfe has been a director of Westcorp and WFS since February 2002. He has served as President of Westcorp since February 2002, having previously served as Senior Vice President since March 1999. Mr. Wolfe has served as President of Western Financial Bank since May 2002 and as Vice Chairman and Director since March 2002. In February 2002, Mr. Wolfe was elected Chief Executive Officer of WFS, having previously served as President and Chief Operating Officer since March 1999. Mr. Wolfe began his career with WFS as Executive Vice President and National Production Manager in April 1998. Prior to

joining WFS, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business, which included prime, sub-prime, leasing, and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. Mr. Wolfe is also a Director of DealerTrack Holdings, Inc. He graduated from Oregon State University in 1981 with a degree in finance.
The Board recommends a vote FOR the election to the Board
of each of the nominees named above.
      The person named as proxy and his alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or his alternate in his discretion will vote for substitute nominees of the Board of Directors, unless otherwise instructed.
Independent Directors
      A majority of our directors are independent. Our independent directors are Judith M. Bardwick, Robert T. Barnum, James R. Dowlan, Duane A. Nelles and Charles E. Scribner. The full Board of Directors has confirmed with Westcorp’s general and outside counsel that all relationships that exist between Westcorp and its independent directors are within the standards prescribed by the New York Stock Exchange and the Securities and Exchange Commission such that each of our independent directors meet these standards and are therefore independent. The independent directors meet at regularly scheduled executive sessions without management. Director Nelles has been selected by the independent directors to preside over these meetings.
Audit Committee and Qualified Legal Compliance Committee
      Westcorp has a standing Audit Committee of the Board of Directors composed of Directors Robert T. Barnum, Duane A. Nelles, and Charles E. Scribner. Mr. Barnum is Chairman of the Audit Committee. The Audit Committee met seven times in 2004. Information regarding the functions performed by the Audit Committee is set forth in this Proxy Statement in the Report of the Audit Committee and in the Audit Committee Charter. A copy of the Audit Committee Charter, adopted by our Board of Directors and pursuant to which the Audit Committee conducts its functions, is attached to this Proxy Statement as Appendix A and is available on our website at www.westcorpinc.com. The full Board of Directors has determined that each member of the Audit Committee, Mr. Barnum, Mr. Nelles, and Mr. Scribner, qualifies as (i) independent under the standards prescribed by the Securities and Exchange Commission and the New York Stock Exchange and (ii) an audit committee financial expert under the definition adopted by the Securities and Exchange Commission. The members of the Audit Committee serve as the members of our Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. The Qualified Legal Compliance Committee Charter is available on our website at www.westcorpinc.com.
Corporate Governance and Nominating Committee
      Westcorp established a standing Corporate Governance and Nominating Committee on February 25, 2004, consisting of Directors Robert T. Barnum, Duane A. Nelles, and Charles E. Scribner. Mr. Nelles is Chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met five times in 2004.
      The Corporate Governance and Nominating Committee will consider director candidates to the Board of Directors recommended by shareholders. Shareholders may propose director nominees for consideration by the Corporate Governance and Nominating Committee for the next annual meeting by submitting the names and supporting information to Secretary, Westcorp, 23 Pasteur, Irvine, California 92618, by 120 days before April 1, 2006.

      The Corporate Governance and Nominating Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, demonstrated exceptional ability and judgment, and be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the shareholders of Westcorp as a whole, rather than special interest groups. The Corporate Governance and Nominating Committee identifies and evaluates director nominees by (i) reviewing the present needs of the Board of Directors and establishing specific criteria, (ii) reviewing the performance of the incumbent directors, (iii) proposing to the Board of Directors criteria for board composition before each search is undertaken, (iv) determining whether a search firm should be hired, (v) providing parameters to a search firm, if one is hired, and (vi) reviewing the qualifications of any proposed new directors. The Corporate Governance and Nominating Committee Charter is available on our website at www.westcorpinc.com.
Compensation Committee Interlocks and Insider Participation
      Westcorp has a standing Compensation Committee of the Board of Directors, whose current members are Directors Robert T. Barnum, James R. Dowlan, and Charles E. Scribner. Mr. Scribner is Chairman of the Compensation Committee. Mr. Dowlan was an officer of Westcorp’s subsidiaries WFS and Western Financial Bank through 1999 and 1995, respectively. The Compensation Committee reviews and approves recommendations for annual salaries of employees, otherwise known as associates, reviews and sets the levels of compensation of senior management, and establishes policies applicable to, performance related to, and the basis for compensation. The Compensation Committee held two meetings during 2004. The Compensation Committee Charter is available on our website at www.westcorpinc.com.
Meetings of the Board
      The Westcorp Board of Directors met eight times in 2004. All directors have attended at least 75% of all board and applicable committee meetings. Westcorp’s policy is that all directors should attend the annual meeting of the Board of Directors. Last year, all directors attended the annual meeting.
Director Compensation
      Each director who also is not an associate of Westcorp or its subsidiaries received $5,000 for each quarterly board meeting attended, $2,250 for each non-quarterly board meeting attended, and $1,500 for each committee meeting attended that is not held in conjunction with a board meeting. Directors who are associates of Westcorp or its subsidiaries do not receive additional compensation for their services as directors. Directors who attend a Westcorp and WFS board meeting on the same day are compensated for only one of the two meetings. In addition, the directors are eligible to receive stock options on a discretionary basis and, if Proposal 3 is approved, restricted stock awards. Directors Judith Bardwick and James Dowlan received $13,494 and $8,696, respectively, pursuant to the company’s policy to compensate the holders of non-qualified stock options to the extent of the tax benefit obtained by the company upon the exercise of such non-qualified stock options.
PROPOSAL 2
APPROVE THE AMENDMENT OF WESTCORP’S ARTICLES OF
INCORPORATION TO CHANGE WESTCORP’S NAME TO WESTERN FINANCIAL BANCORP
      The company is seeking shareholder approval to amend Article I of Westorp’s Articles of Incorporation to change the company’s name to Western Financial Bancorp, subject to and conditioned upon the completion of the merger of WFS into Western Financial Bank. Westcorp’s Articles of Incorporation currently state that the name of the company is Westcorp. Accordingly, in order to change the name of the company it is necessary to amend its articles of incorporation to reflect the company’s new name. Consistent with this proposal, the company will not submit a certificate of amendment to the California Secretary of State to effect an amendment of its Articles of Incorporation until after the completion of the merger and will not submit the certificate of amendment if the merger is not consummated.

      The company believes that following the merger of WFS into Western Financial Bank, it will be beneficial for there to be an increased unification of identity between Westcorp, as the parent holding company of Western Financial Bank, the principal operating unit of Westcorp, and the Bank. Management of the company believes that the unification of brand identity will enable shareholders, potential investors, customers and automobile dealers with whom the company does business to better appreciate the relationship of the holding company and the operating company. Currently, by operating under distinctly different names, it is more difficult for persons to recognize the affiliation between Westcorp, the Bank and WFS. Accordingly, in order to amend its Articles of Incorporation following completion of the merger of WFS into the Bank, approval of the shareholders is needed.
      The approval of Proposal 2 requires the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then outstanding shares of Westcorp’s voting stock.
The Board of Directors recommends a vote FOR the amendment of Westcorp’s Articles of
Incorporation to change Westcorp’s name to Western Financial Bancorp
PROPOSAL 3
APPROVE THE WESTCORP 2001 STOCK INCENTIVE PLAN
      At the annual meeting, you will be asked to vote to approve the amendment and restatement of the Westcorp 2001 Stock Option Plan. As amended and restated, the plan will be known as the Westcorp 2001 Stock Incentive Plan, or the Plan. A copy of the Plan, as approved by the Board of Directors, is attached to this Proxy Statement as Appendix B. The Plan, as amended and restated, will retain the same stock option award provisions as originally included, but will have added to it provisions permitting the Board of Directors to grant restricted stock awards to eligible associates, officers and directors. The Board of Directors believes that it is important to have a variety of stock incentives available to attract and retain qualified associates, officers and directors. The Plan is an equity-compensation plan. The New York Stock Exchange has noted that such plans help to align the interests of shareholders and the management of companies and that they are often very important components of associate compensation. The Board of Directors agrees with the observations of the New York Stock Exchange. By giving the Board of Directors the flexibility to select from a menu of such awards, the Board of Directors can tailor the grant of an award to each recipient in a manner that will best serve the long term goals of the company.
Summary of the plan.
      Set forth below is a summary of the significant terms of the Plan approved by the Board of Directors on March 11, 2005. The term “Company,” as used in this description of Proposal 3, includes direct and indirect subsidiary companies. Although the terms of the Plan pertaining to stock options are not being amended, for convenience we are including in this summary the significant terms pertaining to stock options as well as the terms for restricted stock awards which the Plan will now permit to be awarded.

Total Number of Shares Covered	4,840,622 (subject to adjustment in the event of certain changes in the Company’s capital structure). Shares with respect to which options are issued but expire or terminate unexercised will again be available for award under the Plan. The Plan originally covered 3,000,000 shares. In order to accommodate restricted stock awards, the Plan has been increased by 1,840,622 shares. As of March 3, 2005, 1,964,400 shares have been awarded under the Plan, all in the form of stock options, so that the total number of shares of common stock available for awards under the Plan, from its inception, will equal 4,840,622.

Administration	The Board of Directors or the Compensation Committee of the Board (the “Committee”).

Eligible Persons	Our directors, officers and other key associates, and those of our subsidiaries.

Permitted Awards	Incentive Stock Options (“ISOs”) under Internal Revenue Code sec. 422, Non-Qualified Stock Options (“NSOs”) and Restricted Stock Awards.

Options — Exercise Price	Generally the closing price of our common stock on the date we grant the option, but it could be lower.

Options — Exercise Price Adjustment	The Plan will automatically adjust unexercised option rights to the extent they are effected by a change in capitalization (other than a rights offering).

Term of Options	Generally seven years, but it could be shorter.

Vesting of Options	Options will generally vest over a four-year period, with 25% of the options becoming exercisable on each anniversary of the date the option was awarded, however the Committee can alter this vesting schedule. Upon certain changes of control, including our sale or merger, vesting of options may be accelerated.

Exercise of Options	The holder of an option can choose to pay the exercise price of the option in cash, with our previously owned common stock (valued at the closing price of the common stock on the exercise date) or, under the Committee’s rules, by a broker assisted cashless exercise. In a broker assisted cashless exercise, the option-holder irrevocably instructs his or her stockbroker to sell a portion of the shares to be acquired upon exercise of the option and pay the exercise price to us for all of the options exercised.

Termination of Options	Options generally terminate three months after termination of employment. This period is shortened in the case of “for cause” termination and lengthened in the case of death or disability.

Transferability of Options	Options are not transferable except by will or by intestate succession or, in the case of NSOs only, to certain estate planning trusts or to immediate family members or pursuant to a qualified domestic relations order.

Terms of Restricted Stock Awards	The terms of awards are within the discretion of the Board of Directors or Committee, including whether the shares will be awarded without payment or the price if payment is to be required.

Vesting of Restricted Stock Awards	The vesting schedule of awards is within the discretion of the Board of Directors or Committee.

Termination of Restricted Stock Awards	Generally, a recipient of an award will forfeit all nonvested shares awarded if the recipient ceases to be an associate or director of the Company prior to the date as of which the shares awarded vest.

Transferability of Restricted Stock Awards	Awards are not transferable except by will or by intestate succession.

Term of Plan	The Plan will expire on February 13, 2011, unless we terminate it earlier.

Amendments to Plan	The Board of Directors may amend the Plan, provided that no amendment will change the rights or obligations with respect to outstanding awards without the consent of the recipient. Pursuant to rules of the New York Stock Exchange, shareholders must be given the opportunity to vote on all equity-compensation plans and material revisions of such plans. The Plan is an equity-compensation plan as contemplated by these rules.
Federal income tax consequences to option-holders and restricted stock award recipients.
      The Plan is not qualified under Internal Revenue Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974. All options granted to non-employee directors will be NSOs. All others will generally be ISOs, provided that they meet the requirements of the Internal Revenue Code. ISOs could subsequently become NSOs.

Non-statutory Options
      An option-holder will generally not recognize any taxable income when the option is granted. But when the option is exercised, the option-holder will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by an option-holder who is also our associate may be subject to tax withholding by us by payment of cash or out of the current earnings paid to the option-holder, or, at the discretion of the Committee, by the delivery of our previously owned shares or by the withholding of sufficient shares from those delivered upon exercise. When shares are resold by the option-holder, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. We will be entitled to a deduction in the same amount as the ordinary income recognized by the option-holder.

Incentive Stock Options
      An optionee recognizes no taxable income upon the grant of an ISO. If the option-holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the common stock on the date of exercise and the exercise price of the ISO will be included in the option-holder’s alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. If an option-holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a “disqualifying disposition.” In this event, the option-holder will be required, at the time of the disposition of the common stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the common stock at the date of exercise as ordinary income and the excess, if any, as capital gain.
      We will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the option-holder for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will be entitled to deduct an equivalent amount.

Restricted Stock Awards
      In general, an award holder will not recognize any taxable income when the award is granted. But when the award becomes vested, the award holder will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the amount, if any, paid for the shares. The income recognized by an award holder who also is our associate may be subject to tax withholding by us by payment of cash or out of the current earnings paid to the award holder, or, at the discretion of the Committee, by the delivery of our previously owned shares or by the withholding of sufficient shares from those received by the award holder. When shares are resold by the award holder, any difference between the sale price and the fair market value at the time of vesting would be treated as capital gain or loss.
      Alternatively, the award holder may elect to be taxed at the time of receipt of the shares in an amount equal to the difference, if any, between the fair market value of the shares at the time of receipt and any amount paid for the shares. This amount would be taxable as ordinary income. If the award holder makes this election, there will be no taxable event on vesting and any gain or loss on a subsequent sale will be equal to the difference between the sale proceeds and the fair market value of the shares at the time of receipt. This gain or loss should be taxable as capital gain or loss. If the award holder makes this election and then forfeits the shares, the excess of the amount paid by the award holder for the shares over the amount, if any, received upon forfeiture will be treated as a capital loss.
      We will be entitled to a deduction in the same amount as the ordinary income recognized by the award holder.
      This is only a summary of the federal income tax consequences of the grant and exercise of options and restricted stock awards under the Plan. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any municipality, state, or foreign country where an optionee resides.
Required Vote
      The approval of Proposal 3 requires the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then outstanding shares of Westcorp’s voting stock.
The Board of Directors recommends a FOR vote on the Westcorp 2001 Stock Incentive Plan
PROPOSAL 4
RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
      Upon the recommendation of the Audit Committee, the accounting firm of Ernst & Young LLP serves Westcorp and its subsidiaries as their independent auditors at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board and the Audit Committee have elected to seek shareholder ratification of the appointment of Ernst & Young LLP as Westcorp’s independent auditors. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement at the annual meeting, if they desire to do so, and will be available to respond to appropriate questions.
Audit Fees, Audit Related Fees, Tax Fees, and Other Fees
      Consolidated fees paid to the independent auditors for the last fiscal year were as follows: annual audit $600,000, audit related $251,592, tax fees $100,044, and no other fees. Consolidated fees paid to independent auditors for 2003 were as follows: annual audit $437,000, audit related $325,972, and tax fees $161,733. Fees paid by Westcorp to Ernst & Young LLP are allocated to Westcorp’s subsidiaries and affiliates under various intercompany agreements. Audit fees include the audit of Westcorp’s consolidated financial statements and related internal controls over financial reporting included in the Form 10-K and the review of Westcorp’s interim financial information included in its Form 10-Q’s. Audit related fees relate primarily to transaction due diligence and accounting consultations. Tax fees relate primarily to tax consulting and compliance services.
The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Westcorp’s independent auditors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
      The following information is provided for executive officers who are not directors. These officers provide services as officers of Westcorp, but may be employed by subsidiary companies and provide these services at fair market value to us.

			Officer
Name	Position	Age	Since

Richard G. Banes	Vice President and Director of Audit Services	47	1999
Marguerite Drew	Western Financial Bank Executive Vice President and President of Retail Banking	47	2002
Guy Du Bose	Vice President, General Counsel and Secretary	50	1992
Robert Galea	WFS and Western Financial Bank Executive Vice President and Chief Marketing Officer	53	2002
Karen Marchak	WFS and Western Financial Bank Executive Vice President and Director of Human Performance	47	2000
Dawn M. Martin	Senior Vice President and Chief Information Officer	45	1997
Cathy J. Mungon	WFS and Western Financial Bank Executive Vice President and Director of Project Office	54	1985
Mark Olson	Vice President, interim Chief Financial Officer and Controller	41	1994
J. Keith Palmer	Vice President and Treasurer	44	1993
David W. Prescher	WFS Executive Vice President and Western Financial Bank Vice President	41	1997
James E. Tecca	Western Financial Bank Vice Chairman and President of Commercial Banking	61	1996
Ronald Terry	Vice President and Chief Credit Officer	38	2000
      The following is a brief account of the business experience of each executive officer who is not a director.
      Richard G. Banes joined us in 1999 and serves as the Vice President and Director of Audit Services of Westcorp. Since December 2003, Mr. Banes has served as Executive Vice President and Director of Audit Services of Western Financial Bank and WFS. Prior to this, Mr. Banes was Senior Vice President and Director of Audit Services of Western Financial Bank and WFS. Mr. Banes is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was Senior Vice President and Director of Management Audit for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company from 1996 to 1999. From 1993 to 1996, he was Senior Vice President and Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.
      Marguerite Drew has served as Executive Vice President and President of Retail Banking for Western Financial Bank since December 2003. Prior to this, she was Senior Vice President and Director of Retail Banking for Western Financial Bank. She joined Western Financial Bank in 2001 as Southern California Regional Manager. Ms. Drew has over 25 years of retail banking experience. She was with Wells Fargo Bank for 22 years prior to joining Western Financial Bank. From 1991 to 1995, she was the Vice President Business Manager in the Newport/ Costa Mesa area, responsible for both business deposits and loan growth. From 1995 to 2001, she was with Wells Fargo as the Orange County/ San Diego Coastal Regional Vice President, responsible for loan deposit, investments, and general operations for over 50 branches, traditional and in-store.

      Guy Du Bose serves as Vice President, General Counsel, and Secretary for Westcorp and Senior Vice President, General Counsel, and Secretary of WFS and Western Financial Bank, all since 1999. He started as Vice President and Legal Counsel of the Bank in 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with us, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.
      Robert Galea joined us in 2002 and has served as Executive Vice President and Chief Marketing Officer for WFS and Western Financial Bank since December 2003. From 2002 to December 2003, Mr. Galea was Senior Vice President and Chief Marketing Officer for WFS and Western Financial Bank. Mr. Galea manages all marketing efforts for WFS and Western Financial Bank. Prior to joining WFS and Western Financial Bank, Mr. Galea was Senior Vice President, Director of Marketing with Chittenden Bank in Vermont from 2001 to 2002 and Senior Vice President, Director of Marketing with Imperial Bank in Los Angeles from 1998 to 2001. Prior to 1998, Mr. Galea was with Home Savings of America in Southern California for over 20 years in sales and marketing positions.
      Karen Marchak has served as Executive Vice President and Director of Human Performance for WFS and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Human Performance for WFS and Western Financial Bank. From 2000 to 2002, she was a Vice President with WFS and Western Financial Bank. Before joining us in 2000, she created and managed the organizational development function at Mission Hospital from 1998 to 2000. From 1996 to 1998, Ms. Marchak managed a training and organizational development department at Jack in the Box.
      Dawn M. Martin has been Senior Vice President and Chief Information Officer of Westcorp and Executive Vice President and Chief Information Officer of WFS and Western Financial Bank since 1999. Ms. Martin joined WFS Financial, in April 1997 as Senior Vice President, Manager of Network Computing. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997.
      Cathy J. Mungon has served as Executive Vice President and Director of Project Office for WFS and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Project Office. From 1999 to 2002, she was Senior Vice President and Director of Operations for WFS. Ms. Mungon joined Western Financial Bank in 1981 when she became a member of the Systems/ Training Department. She was promoted to Assistant Vice President of Western Financial Bank in 1985. In 1992, she was promoted to Vice President of Systems/ Training and Operations. In 1995, she transferred to WFS as Vice President of Business Systems Support and Operations. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance.
      Mark Olson was appointed as the interim Chief Financial Officer on March 11, 2005 of Westcorp, WFS and Western Financial Bank. Mr. Olson also has served as Controller of Westcorp, WFS and Western Financial Bank since 1995 and as Vice President of Westcorp and Senior Vice President of WFS and Western Financial Bank since 1997. He joined Western Financial Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by Ernst & Young LLP. Mr. Olson is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants.
      J. Keith Palmer has been Treasurer of Westcorp, WFS and Western Financial Bank since 1995, Vice President of Westcorp since 1996 and Senior Vice President of WFS and Western Financial Bank since 1997. Prior to joining Western Financial Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision.
      David W. Prescher has served as Executive Vice President and National Consumer Manager since 2004. From 2002 to 2004 he was our Executive Vice President and National Production Manager for WFS and Vice President of Western Financial Bank since 2003. Mr. Prescher joined WFS in 1988 as Branch Manager of the

San Diego office. In 1997, he was promoted to Senior Vice President and Chief Credit Officer, and in 1998 he was named Division Manager of the Western Division. Mr. Prescher is a board member of the California Financial Services Association.
      James E. Tecca has been Vice Chairman of Western Financial Bank since 2002. He served as President of Western Financial Bank from 1999 to 2002, after serving as Executive Vice President since 1996 in charge of the Commercial Banking Group. Prior to joining Western Financial Bank, he was a Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.
      Ronald Terry has served as Vice President and Chief Credit Officer of Westcorp since February 2004 and as Senior Vice President and Chief Credit Officer of WFS since 2000. Prior to joining WFS, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant. From 1997 to 1999, Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America. Prior to joining Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards.
CODE OF ETHICS
      All our directors, officers, and associates, including our Chief Executive Officer, Chief Financial Officer, and Controller, are required to abide by our Code of Ethics to insure that our business is conducted in a consistently legal and ethical manner. Our Code of Ethics covers all areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to all laws and regulations applicable to the conduct of our business. The Code of Ethics requires the reporting of any conduct believed in good faith to be an actual or apparent violation of the Code of Ethics. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by associates of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. Our Code of Ethics is published on our web site at www.westcorpinc.com.
COMPENSATION OF EXECUTIVE OFFICERS
      The following table discloses compensation received for the three fiscal years ended December 31, 2004, by our Chairman of the Board and Chief Executive Officer and the next four most highly compensated executive officers in 2004, also known as the named executive officers.

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation

		Annual Compensation(1)			Westcorp
					Stock
				Other Annual	Options(4)	LTIP	All Other
Name and Principal Position	Year	Salary($)	Bonus($)(2)	Compensation($)(3)	(Shares)	Payouts($)	Compensation($)(9)

Ernest S. Rady	2004	$362,115	$1,300,000		40,000		$157,491	(10)
Chairman of the Board and	2003	348,330	250,000		40,000		139,500
Chief Executive Officer of	2002	337,488	200,000		40,000		(131,485)
Westcorp and Western Financial Bank, Chairman of the Board of WFS
Thomas A. Wolfe	2004	514,423	350,000		35,000	(5)	105,631	(11)
President of Westcorp,	2003	487,499	300,000		35,000		104,244
President and Vice Chairman	2002	412,492	250,000	44,800	35,000		42,810
of Western Financial Bank President and Chief Executive Officer of WFS
Lee A. Whatcott(6)	2004	395,458	222,000		25,000	(6)	90,672	(12)
Executive Vice President,	2003	384,167	219,000		25,000		96,776
Chief Operating Officer, and	2002	349,997	100,000		25,000		49,402
Chief Financial Officer of Westcorp, Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer of WFS and Western Financial Bank
David W. Prescher	2004	294,369	50,000		20,000	(7)	62,550	(13)
Executive Vice President of	2003	285,831	143,000	44,407	20,000		76,307
WFS, Vice President of	2002	261,227	124,000		20,000		(9,107)
Western Financial Bank
Dawn M. Martin	2004	250,069	90,000	588,451	10,000	(8)	55,409	(14)
Senior Vice President and	2003	242,500	85,000	33,240	10,000		52,842
Chief Information Officer of	2002	233,333	70,000		10,000		41,538
Westcorp, Executive Vice President and Chief Information Officer of WFS and Western Financial Bank

(1)	The compensation for Ernest Rady was paid by Western Financial Bank. The compensation of Thomas Wolfe, Lee Whatcott, David Prescher, and Dawn Martin was paid by WFS. Compensation for officers who are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2)	The 2002 and 2003 bonuses are restated for comparison using bonus earned in the year indicated and payable the following year.

(3)	Includes the spread between market price and exercise price on Westcorp or WFS options exercised.

(4)	No WFS stock options were granted to the named executive officers for the last three years.

(5)	Mr. Wolfe received payment of $1,000,000 in February 2005 under the Westcorp Long Term Incentive Plan. This payment will be reflected in the Proxy Statement for the 2006 annual meeting Summary Compensation Table as long term compensation paid in fiscal year 2005.

(6)	Mr. Whatcott resigned effective March 10, 2005. Information is provided regarding Mr. Whatcott pursuant to applicable SEC regulations.

(7)	Mr. Prescher received payment of $277,500 in February 2005 under the Westcorp Long Term Incentive Plan. This payment will be reflected in the Proxy Statement for the 2006 annual meeting Summary Compensation Table as long term compensation paid in fiscal year 2005.

(8)	Ms. Martin received payment of $300,000 in February 2005 under the Westcorp Long Term Incentive Plan. This payment will be reflected in the Proxy Statement for the 2006 annual meeting Summary Compensation Table as long term compensation paid in fiscal year 2005.

(9)	Includes market preferential interest accrued on salary deferral by executives under deferred compensation plans, plus Westcorp contributions to the Executive Deferred Plan V, Employee Stock Ownership Plan, and Salary Savings Plan. For 2004, Westcorp funded $5,250,000 in Employee Stock Ownership Plan contributions and matched $2,540,788 in Salary Savings Plan contributions, which benefits associates in addition to those named in the Summary Compensation Table. The plans are described below.

(10)	Includes $141,181 in accrued market earnings on deferred compensation and $16,310 in employer contribution to the 401k Plan/ ESOP.

(11)	Includes $89,440 in accrued market earnings on deferred compensation and $16,191 in employer contribution to the 401k Plan/ ESOP.

(12)	Includes $74,434 in accrued market earnings on deferred compensation and $16,238 in employer contribution to the 401k Plan/ ESOP.

(13)	Includes $46,312 in accrued market earnings on deferred compensation and $16,238 in employer contribution to the 401k Plan/ ESOP.

(14)	Includes $39,214 in accrued market earnings on deferred compensation and $16,195 in employer contribution to the 401k Plan/ ESOP.
EQUITY COMPENSATION PLAN INFORMATION
      The following table summarizes information about Westcorp’s common stock equity compensation plans as of December 31, 2004.

Number of Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants, and Rights	Warrants, and Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,746,882	$18.44	1,693,544
Equity Compensation Plans Not Approved by Security Holders

TOTAL	1,746,882	$18.44	1,693,544

OPTION GRANTS IN LAST FISCAL YEAR
      The following table provides information on Westcorp option grants to the named executive officers in fiscal year 2004. There were no WFS option grants in fiscal year 2004.

					Potential Realized
					Value at Assumed
	Number of	Percentage of			Annual Rates of
	Securities	Total Options	Exercise or		Stock Appreciation
	Underlying	Granted to	Base Price		for Option Term
	Options	Associates in	(per Share)	Expiration
Name	Granted(1)	Fiscal Year	($/Share)	Date	5%($)(2)	10%($)(2)

Ernest S. Rady	40,000	7.4%	42.19	02/22/09	$466,253	$1,030,297
Thomas A. Wolfe	35,000	6.5%	42.19	02/22/09	407,971	901,510
Lee A. Whatcott(3)	25,000	4.6%	42.19	06/24/05	291,408	643,935
David W. Prescher	20,000	3.7%	42.19	02/22/09	233,126	515,148
Dawn M. Martin	10,000	1.8%	42.19	02/22/09	116,563	257,574

(1)	Options were each granted at the market price of the stock at the date of the grant.

(2)	Potential realizable value assumes the common stock appreciates at the rate shown from the grant date until the expiration date, compounded annually. It is calculated based on the Securities and Exchange Commission requirements and does not represent the estimated growth of the future stock price by Westcorp nor the present value of the stock options.

(3)	Mr. Whatcott resigned effective March 10, 2005. Information is provided regarding Mr. Whatcott pursuant to applicable SEC regulations.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
      The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2004 for the named executive officers.

Number of	Value of Unexercised
Number of	Unexercised	In-the-Money
Westcorp	Westcorp (“W”)	Westcorp (‘W”)
Shares Acquired on	Options/WFS	Options/WFS
Exercise (“W”)	(“WF”) Options at	(“WF”) Options at
Number of WFS	12/31/04(#)	12/31/04($)
Shares Acquired on	Value	Exercisable (“E”)/	Exercisable (“E”)/
Name	Exercise (“WF”)	Realized($)(1)	Unexercisable (“U”)	Unexercisable (“U”)

Ernest S. Rady	(W)	(W)	181,752	(E)	(W)	$5,329,705	(E))	(W)
(WF)	(WF)	96,667	(U)	(W)	1,562,709	(U)	(W)
21,198	(E)	(WF)	924,710	(E)	(WF)
(U)	(WF)	(U)	(WF)
Lee A. Whatcott(2)	(W)	(W)	82,606	(E)	(W)	2,545,864	(E)	(W)
(WF)	(WF)	59,168	(U)	(W)	1,034,462	(U)	(W)
5,870	(E)	(WF)	256,064	(E)	(WF)
(U)	(WF)	(U)	(WF)
Thomas A. Wolfe	(W)	(W)	82,917	(E)	(W)	2,486,322	(E)	(W)
82,083	(U)	(W)	1,426,728	(U)	(W)
(WF)	(WF)	11,467	(E)	(WF)	500,219	(E)	(WF)
0	(U)	(WF)	(U)	(WF)
David W. Prescher	(W)	(W)	38,109	(E)	(W)	1,158,151	(E)	(W)
40,833	(U)	(W)	646,466	(U)	(W)
(WF)	(WF)	(E)	(WF)	(E)	(WF)
(U)	(WF)	(U)	(WF)
Dawn M. Martin	22,392	(W)	588,451	(W)	8,442	(E)	(W)	231,758	(E)	(W)
(WF)	(WF)	24,666	(U)	(W)	444,117	(U)	(W)
(E)	(WF)	(E)	(WF)
(U)	(WF)	(U)	(WF)

(1)	Value of exercise of options based on the closing price of $45.93 per share on the New York Stock Exchange of Westcorp common stock on December 31, 2004 and the closing price of $50.56 per share on The NASDAQ Stock Market, Inc. of WFS common stock on December 31, 2004.

(2)	Mr. Whatcott resigned effective March 10, 2005. Information is provided regarding Mr. Whatcott pursuant to applicable SEC regulations.

Employment Contracts and Change in Control Arrangements
      Of the executive officers named in the Summary Compensation Table, only Mr. Whatcott was subject to a written employment agreement. Mr. Whatcott resigned effective March 10, 2005.
Certain Benefits

Executive Deferral Plan V
      The Executive Deferral Plan V (EDP V) is designed for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The EDP V is designed to allow participants to defer a portion of their compensation on a pre-tax basis and earn tax-deferred interest on these deferrals. A participant in the EDP V may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The EDP V also provides for an employer match, at the discretion of the Board of Directors. The EDP V provides a trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, the EDP V contains a “change of control” provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution. As of January 1, 2005, eligible participants have been deferring compensation under a new Executive Deferral Plan (EDP VI). The terms of EDP VI will be generally similar to the terms discussed above for EDP V, except to the extent necessary to comply with the deferred compensation provisions of the American Jobs Creation Act of 2004. In accordance with guidance issued by the Treasury Department, the plan document for EDP VI will be adopted prior to the end of 2005.

The Westcorp Long Term Incentive Plan
      The Westcorp Long Term Incentive Plan, approved by the shareholders at the 2004 annual meeting, covered certain key executive officers who became entitled to receive a fixed incentive amount upon the Board of Directors’ determination that the performance target of the plan had been achieved. We expensed $941,768 in 2000, $941,772 in 2001, $195,357 in 2002, $869,236 in 2003 and $1,027,920 in 2004 related to the Long Term Incentive Plan. $3,571,053 was paid under this plan in February 2005.

Stock Option Plans
      2001 Stock Option Plan. The Westcorp 2001 Stock Option Plan, also known as the 2001 Plan, was adopted by the Board of Directors in February 2001 and approved by our shareholders in May 2001. The 2001 Plan replaced the 1991 Stock Option Plan that expired on April 15, 2001. Our Compensation Committee administers the 2001 Plan. Under the 2001 Plan, we reserved a total of 3,000,000 shares of common stock for future issuance. As of December 31, 2004, a total of 1,693,544 shares were available for future grants. Under the 2001 Plan and as of December 31, 2004, 318,225 options may be exercised within five years after the date of the grant and 254,197 options may be exercised within seven years after the date of the grant. Upon the approval of Proposal 3, the 2001 Plan will become a part of the Westcorp Stock Incentive Plan. The provisions discussed here will not be affected by the approval of Proposal 3, except that the total number of shares reserved under the Westcorp Stock Incentive Plan will be increased by 1,840,622 shares.
      Options granted under the 2001 Plan may be either “incentive stock options” or “non-qualified” stock options within the meaning of the Internal Revenue Code. However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed ten years from the date of the grant under the 2001 Plan. However, optionees who own prior to a grant, directly or indirectly, 10% or more of our outstanding common stock may not be granted “incentive stock options” with a term greater than five years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or our subsidiaries as provided in the 2001 Plan. The options also are subject to the terms and conditions of the written stock option agreement between the optionee and us. In 2004, a total of 540,900 options were granted under the 2001 Plan.

      In the aggregate, 3,000,000 shares of our common stock currently, and 4,840,622 if Proposal 3 is approved, may be the subject of options granted under the 2001 Plan. However, the number of shares subject to options granted under the 2001 Plan (and the exercise prices for the options) are subject to adjustment in the event of any change in our outstanding shares as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 2001 Plan prior to its expiration date.
      WFS Stock Option Plan. In 1996, WFS adopted the WFS 1996 Stock Option Plan, also known as the WFS Plan. In the aggregate, 550,000 shares of common stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code with other options to be “non-qualified stock” options. Options may be granted under the WFS Plan to associates and directors. Options may be granted under the WFS Plan to any WFS optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2004, there were no options granted under the WFS Plan. Upon completion of the merger of WFS into Western Financial Bank, holders of options to acquire WFS shares will require 1.11 shares of Westcorp stock for each share of WFS stock for which options are exercised.

Westcorp Employee Stock Ownership and Salary Savings Plans
      Westcorp Employee Stock Ownership Plan (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide our associates and associates of our subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. The entirety of the ESOP funding is made up of contributions by Westcorp. Each year Westcorp may, in its discretion, make a contribution to the ESOP. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate’s account based upon years of service and compensation. Westcorp funded $5,250,000 in ESOP contributions for 2004.
      Westcorp Salary Savings Plan (401k Plan). The 401k Plan is a voluntary tax-deferred associate retirement savings plan in which associates of Westcorp and its subsidiaries may contribute between 1% and 50% of their pre-tax earnings, subject to annual limits. Under the 401k Plan, at year end, Westcorp will match 100% of the first $500 contributed to the 401k Plan and then 50% up to a maximum of 6% of annual compensation. Contributions are invested according to the associate’s diverse fund choices, which include a variety of fund options including Westcorp stock. The associate has the ability to reallocate current balances and prospective contributions according to his or her choices of fund options. Westcorp matched $2,540,788 in 401k contributions for 2004.

REPORT OF THE COMPENSATION COMMITTEE
      We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is an independent director. The members of our Compensation Committee are the same as the members of Western Financial Bank’s Compensation Committee. Accordingly, the Compensation Committee generally sits and deliberates concurrently as the committee for us and Western Financial Bank and considers the performance of both companies and their subsidiaries as a whole in making its compensation determinations.
Compensation Philosophy
      Under the supervision of the Compensation Committee, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of our senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by our key associates with our long-term safety and soundness in mind.
      The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that we rely to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options and, upon the approval of Proposal 3, restricted stock awards are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our, or the individual business unit’s performance.
      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions.
      At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2004 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.
Compensation of Chief Executive Officer
      In determining the Chief Executive Officer’s compensation for 2004, the Compensation Committee discussed and considered both the overall performance of the company and the leadership role taken by Mr. Ernest Rady as our Chief Executive Officer in guiding the company’s performance. With respect to the performance of the company, the Committee noted that for 2004 we experienced record increases in net income and earnings per share as well as significant improvement in the credit performance of our serviced loans. During 2004 we also experienced higher than expected growth in loan volumes while maintaining improved loan performance. The Committee also determined that during 2004 the company met or exceeded expectations with respect to the other company performance factors listed above. As a result of the company’s performance during 2004, the company was able to increase the dividend return to our shareholders. Mr. Rady actively lead the strategic planning and implementation of initiatives, working closely and effectively with our president and other senior executive officers. The Committee was particularly mindful of the success of the company during 2004 notwithstanding the additional efforts expended by Mr. Rady in connection with the pending merger. The example set by Mr. Rady as our Chief Executive Officer is one the Committee wants to foster. With respect to Mr. Rady’s bonus compensation, the Committee considered the fact that our performance during 2004 exceeded expectations and that for the past several years, including periods when the national economy was adverse, we consistently performed profitably. Mr. Rady’s guidance and leadership were determined by the Committee to be deserving of recognition by the Committee in the form of a substantially increased bonus, taking into account not only the company’s performance in 2004 but in prior periods as well on an aggregate basis.
Stock Option Grants
      Westcorp uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. At Westcorp’s May 3, 2001 annual meeting, shareholders approved and adopted a new ten year 2001 Stock Option Plan, which replaced the previously expired 1991 Stock Option Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism.
Other Compensation Plans
      Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers and those of our subsidiaries, each of which is discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Summary Compensation Table.
Policy Regarding Compliance with I.R.C. Sec. 162(m)
      Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation payable shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m), and Westcorp intends to take the necessary steps to comply such as by Proposal 3 with respect to the Westcorp Stock Incentive Plan, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines, as was the case with respect to the bonus paid to Mr. Rady, that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Charles E. Scribner, Chairman
Robert T. Barnum
James R. Dowlan

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by SAS 61 and the New York Stock Exchange, including their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and Westcorp, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.
      The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

AUDIT COMMITTEE

Robert R. Barnum, Chairman
Duane A. Nelles
Charles E. Scribner
INCORPORATION BY REFERENCE
      The Report of the Compensation Committee of the Board on executive compensation and the Audit Committee above and the below Stock Price Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by Westcorp under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Westcorp specifically incorporates such information by reference.

STOCK PRICE PERFORMANCE GRAPH
      Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our common stock against the cumulative total return of the Standard & Poor’s 500 Index and SIC Code 6035 — Federal Savings Institutions Index for the period of five fiscal years commencing January 1, 2000 and ending December 31, 2004.
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG WESTCORP, THE S&P 500 INDEX AND SIC CODE INDEX
      Assumes $100 invested on December 31, 1999
with dividend reinvested
Fiscal Year Ending December 31, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth, as of February 23, 2005, beneficial ownership information of Westcorp’s common stock by (i) the person who is beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all officers and directors of Westcorp as a group. Management knows of no person, other than the person set forth below, who owns more than 5% of the outstanding shares of common stock.
Shares of Westcorp Beneficially Owned

Name	Number	Nature	Percentage(1)

Judith M. Bardwick	1,000	Direct
	11,250	Vested Options(2)	(3)

	12,250

Robert T. Barnum	25,550	Direct
	12,250	Vested Options(2)

	37,800		(3)

James R. Dowlan	6,462	Direct
	2,750	Vested Options(2)

	9,212		(3)

Dawn M. Martin	12,392	Direct
	20,609	Vested Options(2)
	3,064	ESOP and 401k

	36,065		(3)

Duane A. Nelles	3,272	Direct
	15,000	Vested Options(2)

	18,272		(3)

David W. Prescher	56,442	Vested Options(2)
	12,230	ESOP and 401k

	68,672		(3)

Ernest S. Rady	27,666,195	Indirect(4)
	228,419	Vested Options(2)
	74,610	ESOP and 401k

	27,969,224		53.90%(1)

Harry M. Rady	1,609	Indirect	(3)
	1,000	Vested Options

	2,609

Charles E. Scribner	183,353	Direct
	15,000	Vested Options(2)

	198,353		(3)

Lee A. Whatcott(5)	57,983	Direct
	63,751	Vested Options(2)
	14,330	ESOP and 401k

	136,064		(3)

Name	Number	Nature	Percentage(1)

Thomas A. Wolfe	12,196	Direct
	121,251	Vested Options(2)
	4,752 138,199	ESOP and 401k	(3)

Directors and executive officers as a group (23 persons)	28,929,526		55.69%

(1)	Percentage of ownership is calculated based upon 51,948,905 shares of Westcorp common stock outstanding as of February 23, 2005.

(2)	Options that may be exercised as of February 28, 2005.

(3)	Beneficial ownership does not exceed 1%.

(4)	This group is comprised of a series of affiliated companies and trusts that are owned or controlled by Ernest S. Rady.

(5)	Mr. Whatcott resigned effective March 10, 2005. Information is provided regarding Mr. Whatcott pursuant to applicable SEC regulations.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish us copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that during the 2004 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for Mr. Barnum, a director of the company, who inadvertently did not file one Form 5 in 2004 to disclose three exempt acquisitions of the company’s common stock made by Mr. Barnum in 2004.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
WHO ARE NOT MANAGEMENT
      To our knowledge, except for Ernest Rady, no person beneficially owns more than 5% of the outstanding shares of our common stock.
SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
      As a shareholder, you may submit communications to the Board of Directors, including proposals for consideration at future annual shareholder meetings and nominations for director candidates, by submitting a written communication to our Secretary at Westcorp’s corporate headquarters located at 23 Pasteur, Irvine, California 92618. Proposals for consideration at next year’s annual meeting must be received by the Secretary by 120 days prior to April 1, 2006.
ANNUAL REPORT TO SHAREHOLDERS
      Our Annual Report to Shareholders for the year ended December 31, 2004, including audited consolidated financial statements, has been mailed to the shareholders. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS
      Our management does not know of any other matters that are to be presented for action at the annual meeting. Should any other matters come before the annual meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.
ANNUAL REPORT ON FORM 10-K
      A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report. You may obtain copies of the Annual Report on Form 10-K and other published reports are available at no charge by visiting our website at www.westcorpinc.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited, upon written request to Guy Du Bose, Westcorp, 23 Pasteur, Irvine, California 92618. If copies of exhibits to the Annual Report on Form 10-K are requested, a copying charge of $.20 per page will be made.

By Order of the Board of Directors

Guy Du Bose
Vice President, General Counsel and Secretary
Irvine, California
April 1, 2005
      YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A
AUDIT COMMITTEE CHARTER
Purpose
      The Audit Committee’s purpose is to provide assistance to the Board of Directors (the “Board”) in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company, including (a) assisting the Board’s oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.
Organization and Membership
      The Board of Directors shall appoint a Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson. Members shall be appointed for a one year term of office. No member of the Committee shall be removed except by the vote of a majority of the directors of the Company. For purposes hereof, members shall be considered independent as long as they satisfy the independence requirements for Board Members as defined by the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act. Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by the SEC rules. Members shall not serve on more than three public company audit committees simultaneously.
Meetings
      The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee may invite such other persons (e.g., the Chief Executive Officer, Chief Financial Officer, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. A quorum for any meeting shall be a majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be recorded in minutes taken by the secretary of the Committee who will be the Company’s secretary, or such other person as nominated by the Board.
Duties and Responsibilities
      In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

General Oversight
      Establish and maintain free and open means of communication between and among the Board, the Committee, the Company’s independent auditors, the Company’s internal audit department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis.
      Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company.
Independent Auditor Oversight
      Be directly responsible for the appointment, compensation, retention, evaluation, and, where appropriate, the replacement of the independent auditors. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) and shall:

•	instruct the independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee is responsible for the selection, evaluation and termination of the Company’s independent auditors.

•	assure the regular rotation of the lead audit partner, as required by law.

•	meet with the independent auditors prior to the audit and discuss the overall scope and plans for the audit, including the adequacy of staffing and compensation.
      Pre-approve all audit services provided by the independent auditors. The independent auditors shall not be engaged to perform any non-audit services specifically proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.
      Obtain and review, annually, a report by the independent auditors describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company (to assess the auditor’s independence).
      Evaluate the independent auditor’s qualifications, performance and independence after reviewing the foregoing report and the independent auditor’s work throughout the year. Such evaluation should include the review and evaluation of the lead partner of the independent auditor and take into account the opinions of management and the Company’s Director of Audit Services.
      Adopt clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and applicable stock exchange listing standards.
      Review with the independent auditor on a regular basis any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

Internal Auditor Oversight
      Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services, who shall report directly to the Committee and is responsible for performing the internal audit functions of the Company. The Committee shall determine the compensation for the firm providing the internal audit resources to the Director of Audit Services. Such firm shall report to the Director of Audit Services.
      Discuss with internal auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

Financial Information Oversight
      Review and discuss with management and the independent auditor the quarterly financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.
      Review and discuss the annual audited financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Annual Report on Form  10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review and discussion with management and the independent auditor of the financial statements shall include:

•	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments;

•	consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements;

•	consideration of management’s judgment about the quality, not just acceptability, of accounting principles, and

•	the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors.
      Review and approve all filings with the SEC containing the Company’s financial statements, including but not limited to the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.
      Receive and review a report from the independent auditor, prior to filing of the annual report with the SEC, on all critical policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramification of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.
      Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” and “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally, i.e. discussions of the types of information to be disclosed and type of presentations to be made).

Internal Controls Oversight
      Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

      Discuss with management, the Director of Audit Services, and the independent auditors the adequacy and effectiveness of the internal controls, including any significant deficiencies and changes in the internal controls reported to the Committee by the independent auditor or by management of the Company in connection with their certification of the Form 10-K and Form 10-Q.

Legal Compliance and Ethics Oversight
      Oversee the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s Code of Ethics and programs to monitor compliance with such programs.
      Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of their concerns regarding questionable accounting or auditing matters.

Other Matters Oversight
      Discuss the Company’s policies with respect to risk assessment and risk management. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
      Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The evaluation should include a review and assessment of the adequacy of the Committee’s charter. The performance evaluation by the Committee shall be conducted in such a manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.
      Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.
      Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.
      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements.
      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

APPENDIX B
WESTCORP 2001 STOCK INCENTIVE PLAN
      1.     Purpose.
      The Westcorp 2001 Stock Incentive Plan (the “Plan”) is an amendment and restatement of the Westcorp 2001 Stock Option Plan that adds a restricted stock feature to the Plan. The purpose of the Plan is to provide incentives to, and to encourage the ownership of Westcorp, a California corporation, common stock (hereinafter “Common Stock”), by certain employees and directors of the Company and its subsidiaries (collectively, unless the context indicates otherwise, the “Company”). The Plan provides for stock options which qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), Non-Statutory Stock Options (“NSOs”) which are not intended to be ISOs, and Restricted Stock Awards (“Stock Awards”). ISOs and NSOs are collectively referred to in the Plan as “Options” and ISOs, NSOs and Stock Awards are collectively referred to in the Plan as “Awards”. The Plan is not a qualified plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
      2.     Administration.

2.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”) or, if so designated by the Board, by the Compensation Committee of the Board, consisting of not less than two members of the Board. The administrator of the Plan is hereinafter referred to as the “Committee”. In addition, the composition of the Committee shall be made in an attempt to satisfy:

(a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act, and

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Internal Revenue Code §162(m)(4)(C).

2.2 Subject to the limitations of the Plan, the Committee shall have the sole and complete authority (a) to select those directors or employees (who may also be officers or directors of the Company or any subsidiary of the Company) who shall be eligible to receive Awards under the Plan (“Participants”), (b) to determine the type and amount of Awards to be granted to each Participant in conformity with the Plan, (c) to impose such limitations, restrictions, and conditions upon Awards as it shall deem appropriate, (d) to interpret the Plan, adopt agreements, and to adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, and (e) to make all other determinations and to take all other actions necessary or advisable for the proper administration of the Plan. Determinations of fair market value under the Plan shall be made in accordance with the methods and procedures established by the Committee. The Committee’s determinations on matters within its authority shall be conclusive and binding on the Company and all other parties. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under it. The Committee may select one of its members as its Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee without a meeting, shall be the valid acts of the Committee.

2.3 The “fair market value” on a specified date shall mean the closing price for a share of Common Stock on the stock exchange, if any, on which Common Stock is primarily traded, but if no Common Stock were traded on such date, then on the last previous date on which a share of Common Stock was so traded, or, if Common Stock is not primarily traded on a stock exchange, the average of the bid and asked closing prices at which one share of Common Stock is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if none of the above is applicable, the value of a share of Common Stock as established by the Board of Directors for such date using any reasonable method of valuation.

      3.     Type of Award.
      Awards under the Plan shall be based on Common Stock and shall be issued as Options, qualifying as either NSOs or ISOs, or as Stock Awards. No Awards shall be granted under the Plan after ten years from the date the Plan is approved by the shareholders of the Company (or, if earlier, the date the Plan is adopted by the Board), which expiration date shall be February 13, 2011.
      4.     Shares Subject to Plan and Eligible Employees.

4.1 At the time of original adoption of the Plan, 3,000,000 shares of Common Stock of the Company were available for Option grants under the Plan. At the time of amendment and restatement of the Plan, an additional 1,840,622 shares of Common Stock of the Company are being made available for Awards under the Plan, so that the total number of shares of Common Stock available for Awards under the Plan will equal 4,840,622. All such amounts are subject to adjustment as provided in Section 8 below. In the future, if another company is acquired by the Company or any of its subsidiaries, any Common Stock covered by or issued as a result of the assumption or substitution of outstanding grants or awards of the acquired company shall not be deemed issued under the Plan and shall not be subtracted from the Common Stock available for grant under the Plan. The Common Stock deliverable under the Plan shall consist in whole or in part of authorized and unissued shares of the Company. Notwithstanding the foregoing, if any Award is forfeited, or an Award is terminated or expires without issuance of Common Stock or other consideration, the Common Stock subject to such Award shall again be available for grant pursuant to the Plan. The maximum number of shares of Common Stock with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 500,000 shares for Options or 500,000 shares for Stock Awards.

4.2 The class eligible to receive Awards under the Plan shall all be employees and directors of the Company and its subsidiaries who are selected by the Committee. In general, Participants shall be selected by the Committee from the directors, executive officers and other key employees of the Company and its subsidiaries who occupy responsible managerial or professional positions and/or who have the capacity to or who have already shown their ability to make a substantial contribution to the success of the Company.

4.3 The form of an Award shall be determined from time to time by the Committee. The terms and provisions of an Option shall be set forth in writing in a Stock Option Certificate Agreement (the “Stock Option Agreement”), signed by the Option holder and on behalf of the Company by the Chairman of the Board or an authorized officer. The Agreement shall state whether or not the Option is an Incentive Stock Option. The terms and provisions of a Stock Award shall be set forth in writing in a Restricted Stock Agreement (the “Stock Award Agreement”), signed by the recipient and on behalf of the Company by the Chairman of the Board or an authorized officer. The Committee may establish such other condition(s) as it may determine provided that, with respect to a grant of Incentive Stock Options, such condition(s) are not inconsistent with Section 422 of the Internal Revenue Code.
      5.     Stock Options.
      All Options granted under the Plan shall be subject to the following terms and conditions:

5.1 The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any Participant Options to purchase Common Stock, which Options may, but need not, be ISOs. As more fully set forth in Section 14, the grant of an Option shall be evidenced by a signed written Stock Option Agreement containing such terms and conditions, not inconsistent with this Plan, as the Committee may from time to time prescribe. Options granted under the Plan as ISOs shall be designated as ISOs in the Stock Option Agreement covering such Options.

5.2 Each Stock Option Agreement shall specify the exercise price of each Option. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that with respect to ISOs, such price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock as of the date the Option is granted; and provided further, that such price shall be no less than one hundred ten percent (110%) of the fair market value of a share of Common Stock as of the date the Option is granted if such Option is granted to a person who owns ten percent (10%) or more of the issued and outstanding Common Stock of the Company as of such date. The exercise price under an NSO shall in no event be less than 85% of the fair market value of a share of Common Stock as of the date the Option is granted. In the case of an NSO, a Stock Option Agreement may specify an exercise price that varies in accordance with a predetermined formula while the NSO is outstanding.

5.3 The term of an Option shall be set by the Committee in its discretion; provided, however, that the term shall not be more than seven years from the date an ISO is granted, or, in the case of an Option granted to a person who owns ten percent (10%) or more of the issued and outstanding Common Stock of the Company as of the date the Option is granted, the term shall not be more than five years from the date an ISO is granted.

5.4 At any time after grant of an Option, the Committee may, in its sole discretion, subject to whatever terms and conditions it selects, and to the extent applicable, accelerate the period during which an Option vests.

5.5 No portion of an Option which is unexercisable at the time a Participant terminates employment with the Company or a subsidiary of the Company shall thereafter become exercisable. However, for purposes of understanding the previous sentence, an Option shall not be considered unexercisable if at that time a Participant terminates the only impediment to his or her exercise of the Option is the fact that the Participant is subject to a closed window period which restricts the exercise of the Option as a matter of law. Further, the existence of a closed window period will not extend the time within which Options hereunder may be exercised.

5.6 For those Participants who are employees of the Company or any of its subsidiaries, an Option shall be exercisable by a Participant only while he or she is an employee and up to three months following the cessation or termination of employment with the Company and any and all subsidiaries or no later than three months after the Participant ceases to be a Director. The preceding notwithstanding, the Committee may determine that an Option may be exercised subsequent to a Participant’s termination of employment or directorship, subject to the following limitations:

(a) An Option, to the extent not previously exercised, shall terminate no later than seven (7) years from the grant date (the “Option Term”). If Participant ceases to be employed by the Company because of Participant’s retirement, disability or death, the option may, to the extent it was outstanding and exercisable on the date of such retirement, disability or death, be exercised only during the following periods: (i) if the termination was due to Participant’s disability (within the meaning of Section 22(e)(3) of the Code), the one-year period following the date of such termination; (ii) if the termination was due to Participant’s death, the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of Participant’s estate, but not later than one year after Participant’s death; and (iii) if the termination was due to Participant’s retirement after attaining age 65, or to Participant’s disability other than as described in (i) above, the three-month period following the date of such termination. In no event, however, shall any such period set forth in the previous sentence extend beyond the Option Term.

(b) In the event of Participant’s death, an Option may be exercised by Participant’s legal representative(s), but only to the extent that the Option would otherwise have been exercisable by Participant.

(c) A transfer of Participant’s employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of Participant’s employment.

(d) Notwithstanding any other provisions set forth herein or in any Stock Option Agreement, if a Participant shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any subsidiary or affiliate of the Company, (ii) breach any covenant not to compete, or employment contract, with the Company or any subsidiary or affiliate of the Company, or (iii) engage in conduct that would warrant Participant’s discharge for cause (excluding general dissatisfaction with the performance of Participant’s duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any subsidiary or affiliate of the Company), any unexercised portion of the Option shall immediately terminate and be void.

5.7 An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise only be with respect to a minimum number of shares.

5.8 All or a portion of an exercisable Option shall be deemed exercised upon:

(a) Delivery of all of the following to the Secretary of the Company or his or her office:

(i) A written notice complying with the applicable rules established by the Committee or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion;

(ii) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

(iii) In the event that the Option shall be exercised pursuant to Section 5.6(b) by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may allow, or provide the Committee with the continuous discretion to allow: (i) a delay in payment up to thirty days from the date the Option, or portion thereof, is exercised, (ii) payment, in whole or in part, through the delivery of Common Stock owned by the Participant for at least six months, (iii) delivery (in a form prescribed or approved by the Committee or the Company) of an irrevocable direction to a securities broker to sell all or part of the Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company to cover the exercise price and any applicable withholding taxes; or (iv) payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration.

(c) If Participant fails to pay for any or all of the Option shares specified in the notice of exercise or fails to accept delivery thereof, Participant’s right to purchase such Option shares may be terminated by the Company, without notice. The date specified in Participant’s notice of exercise as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option shares to be purchased upon such exercise shall have been received by such date.

5.9 As soon as practicable after receipt by the Company, pursuant to Section 5.8(b), of full cash payment for the shares with respect to which an Option, or portion thereof, is exercised by a Participant, with respect to each such exercise, the Company shall transfer to the Participant the number of shares equal to the quotient of:

(a) The amount of the payment made by the Participant to the Company pursuant to Section 5.8(b), and

(b) The price per share of the shares subject to the Option as determined pursuant to Section 5.2.

5.10 The Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

(b) Obtaining any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience;

(d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax; and

(e) The execution and delivery by Participant of a counterpart Stock Option Agreement between the Company and Participant.

5.11 To the extent that the aggregate fair market value of Common Stock with respect to which any ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Company subsidiary) exceeds $100,000, such Options shall be treated as NSOs to the extent required by Section 422 of the Code. For purposes of this Section 5.11, the fair market value of stock shall be determined as of the time the Option, with respect to such stock, is granted.

5.12 Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Option.
      6.     Restricted Stock Awards.

6.1 Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Committee determines that it will offer a Stock Award, it will advise the Participant in writing, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement in the manner determined by the Committee.

6.2 Unless the Committee determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the nonvested shares of Common Stock underlying such Stock Award when the Participant ceases to be an employee or director of the Company. To the extent that the Participant purchased the shares of Common Stock granted under such Stock Award and any such shares remain nonvested at the time the Participant ceases to be an employee or director, the termination of employment or status as a director shall cause an immediate sale of such nonvested shares to the Company at the original price per share paid by the Participant. The Stock Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

6.3 The vesting period of a Stock Award shall be set by the Committee in its discretion; provided, however, that the vesting period shall not be more than seven years from the date a Stock Award is granted. At any time after grant of a Stock Award, the Committee may, in its sole discretion, subject to whatever terms and conditions it selects, and to the extent applicable, accelerate the period during which a Stock Award vests.

6.4 No portion of a Stock Award which is unvested at the time a Participant terminates employment with the Company or ceases to be a director of the Company shall thereafter become vested.

6.5 Notwithstanding any other provisions set forth herein or in any Stock Award Agreement, if a Participant shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any subsidiary or affiliate of the Company, (ii) breach any covenant not to compete, or employment contract, with the Company or any subsidiary or affiliate of the Company, or (iii) engage in conduct that would warrant Participant’s discharge for cause (excluding general dissatisfaction with the performance of Participant’s duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any subsidiary or affiliate of the Company), any nonvested portion of the Stock Award shall immediately be forfeited. To the extent that the Participant purchased the shares granted under such Stock Award and any such shares remain nonvested at the time of any action described in the prior sentence, such action shall cause an immediate sale of such nonvested shares to the Company at the original price per share paid by the Participant.

6.6 The Participant shall make such representations and provide such documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

6.7 The Participant shall make full cash payment to the Secretary of the Company of the purchase price, if any, for the shares subject to the Stock Award. However, at the discretion of the Committee, the terms of the Stock Award may allow, or provide the Committee with the continuous discretion to allow: (i) a delay in payment up to thirty days from the date the Stock Award is granted, or (ii) payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration. If Participant fails to pay the amount, if any, specified for the shares specified in the Stock Award Agreement or fails to accept delivery thereof, Participant’s right to acquire such shares may be terminated by the Company, without notice. The date specified in Participant’s Stock Award Agreement as the date of acquisition shall be deemed the date of acquisition of the shares, provided that any payment required by the Stock Award Agreement shall have been received by such date.

6.8 As soon as practicable after Participant executes the Stock Award Agreement and provides the Company, pursuant to Section 6.7, with full payment of any purchase price required under the terms of a Stock Award Agreement, the Company shall transfer to the Participant the number of shares purchased. If no purchase price is required under the Stock Award Agreement, the Company shall transfer to the Participant the number of shares issued under the Stock Award Agreement after the Participant executes the Stock Award Agreement.

6.9 Notwithstanding the foregoing, the Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased under a Stock Award Agreement prior to fulfillment of all of the following conditions:

(a) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(b) Obtaining any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable.
      7.     Nonassignability of Awards.
      No Award granted under the Plan shall be assigned, transferred, pledged, or otherwise encumbered by a Participant, otherwise than by will or by the laws of descent and distribution and, in the case of NSOs only, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the Participant, or by gift to a member of Participant’s immediate family (as such term is defined in Rule 16a-1(e) of the Exchange Act) or pursuant to a qualified domestic relations order. Each Award shall be exercisable during the Participant’s lifetime only by the Participant. Any attempt to assign, transfer, pledge or otherwise encumber any such Award or of any right or privilege conferred thereby, contrary to this Section 7, or the sale or levy or similar process upon the rights and privileges conferred thereby, shall be null and void.
      8.     Protection Against Dilution.

8.1 Reorganizations. In the event of any change affecting the Common Stock by reason of any sale, merger, consolidation, spin-off, or other reorganization of the Company or any subsidiary or affiliated company, the Committee may, but shall not be obligated to, make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class, and price of shares subject to the outstanding Awards granted under the Plan or in any vesting schedule as the Committee in its sole discretion deems to be appropriate in order to maintain the purpose of the original grant. Any determination of the Committee as to any question that may arise with respect to any adjustment or lack of adjustment of shares or vesting shall be final. The Committee shall be authorized to make adjustments in the terms and conditions of other Awards in recognition of unusual or non-recurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.

8.2 Adjustments. If any change is made to the Common Stock as a result of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, or a similar occurrence or change in the capitalization of the Company which occurrence or change is neither a rights offering nor related to a merger, sale or other reorganization set forth in Section 8.1, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per share covered by outstanding Awards under the Plan, and (iii) the Maximum Annual Participant Award. Any fractional shares shall be payable in cash.

8.3 Certain Corporate Events.

(a) Corporate Reorganizations. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Awards hereunder are changed into or exchanged for cash or property or securities not of the Company’s issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing both (i) more than fifty percent (50%) of the voting power of the stock of the Company then outstanding by, another corporation or person and (ii) a change in the “Effective Control” (as defined below) of the Company (any of which being a “Corporate Event”), the Plan shall terminate, and all Awards theretofore granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards covering the stock of a successor corporation, or a parent or a subsidiary thereof (such successor corporation or parent or subsidiary, as the case may be, being the “successor corporation”), with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. If the Plan and Awards shall terminate pursuant to the foregoing sentence, all outstanding

Stock Awards shall become fully vested immediately prior to the consummation of such transaction and all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section entitled “Corporate Reorganizations,” not yet be exercisable. For purposes of this paragraph, the term “Effective Control” shall mean a change in share ownership such that the person or persons in Control (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) of the Company before the Corporate Event are not in Control of the Company after the Corporate Event.

(b) Termination of Employment Following Corporate Event. If a Participant’s employment is terminated (other than for reasons set forth in Section 5.6(d) herein) by the Company or a successor employer corporation (or a parent or a subsidiary of either of them) within two (2) years following the effective date of a Corporate Event (as defined in subparagraph (a) above) in which Awards are assumed, such Participant’s Options (or replacement options) will immediately become exercisable, including the portions thereof which would, but for this Section entitled “Termination of Employment Following Corporate Event,” not yet be exercisable, and such Participant’s Stock Awards will immediately become fully vested. Any such Option will remain exercisable until the expiration of the Option or earlier termination of the Option in accordance with its terms.

(c) Termination of Plan or Options Following Corporate Event. If either the Plan is continued by a successor corporation (as defined in subparagraph (a) above) to the Company or Awards are assumed by such successor corporation, or both, as provided in subparagraph (a) above, and thereafter within two (2) years following the effective date of a Corporate Event (as described under subparagraph (a) above), the Plan and unexercised Options (or replacement options) or unvested Stock Awards are proposed to be terminated for any reason (including but not limited to a successor corporation’s Corporate Event), then all such Stock Awards shall become fully vested immediately prior to termination of the Plan or Stock Awards and all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, until seven (7) days prior to the termination of the Plan and unexercised Options (or replacement options), or such later time as the successor corporation shall designate, to exercise the unexercised portions of their Options (or replacement options), including the portions thereof which would, but for this Section entitled “Termination of Plan or Options Following Corporate Event,” not yet be exercisable.

      Notwithstanding the foregoing, a transaction shall not constitute a Corporate Event if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
      9.     Withholding.
      At the Committee’s discretion, the recipient of any Award under the Plan may pay to the Company, in cash, Common Stock (provided it has been held by the Participant for at least six months) or other property, or a combination thereof, the amount of any taxes required to be withheld with respect to such Award or, in the case of an Award in the form of Common Stock, the Company shall have the right to retain from such Award a sufficient number of shares of Common Stock to satisfy the applicable withholding tax obligation.
      10.     Subsidiaries.
      For purposes of the Plan, a “subsidiary” of the Company means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      11.     Financial Assistance.
      The Company is vested with authority under this Plan to assist any employee to whom an Award is granted hereunder (including any director or officer of the Company or any of its subsidiaries) in the payment of the purchase price payable with respect to that Award, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.
      12.     Limitations of Rights of Participants.

12.1 A person to whom an Award is granted under this Plan shall not have any interest in the shares available with respect to that Award or in any dividends paid thereon, and shall not have any of the rights or privileges of a stockholder with respect to such shares until the certificates therefor have been issued and delivered to him or her.

12.2 No shares of stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

12.3 The receipt of an Award does not give the Participant any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the Award or the issuance of shares in accordance with the Award give the Company or any subsidiary any right to the continued services of the Participant for any period.

12.4 Nothing contained in this Plan shall constitute the granting of an Award hereunder, which shall occur only pursuant to express authorization by the Committee and under the terms of a Stock Option Agreement or Stock Award Agreement.
      13.     Amendment and Termination.
      The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall, without the consent of a Participant, alter or impair any rights or obligations under any Award granted to such Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.
      14.     Award Agreements.
      Each Award granted to a Participant shall be evidenced by a written Stock Option Agreement or Stock Award Agreement in a form approved by the Committee, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
      15.     Governing Law.
      The place of administration of the Plan and all Stock Option Agreements and Stock Award Agreements shall be in the State of California. The corporate law of the Company’s state of incorporation shall govern issues related to the validity and issuance of shares. Otherwise, this Plan and each Stock Option Agreement and Stock Award Agreement shall be construed and administered in accordance with the laws of the State of California, without giving effect to principles relating to conflict of laws.
      16.     Use of Proceeds.
      Any cash proceeds received by the Company from the sale of shares pursuant to grants made under this Plan shall be used for general corporate purposes.

      17.     Regulatory Approvals.
      The implementation of the Plan, the granting of any Award hereunder, and the issuance of stock in accordance with any Award shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it, and the stock issued pursuant to it.
      18.     Restrictions on Resale.
      Certain officers and directors of the Company may be deemed to be “affiliates” of the Company, as that term is defined under the Securities Act. Common Stock acquired under the Plan by an affiliate may only be re-offered or resold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.
      19.     Effective Date.
      This Plan, as amended and restated, shall become effective upon adoption by the Company’s Board of Directors, subject to the subsequent approval of the amended and restated Plan by the stockholders of the Company within 12 months from the date of said adoption. Awards may be granted prior to such stockholder approval, provided that any Stock Awards shall not vest prior to the time that this amended and restated Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12 month period, all Stock Awards previously granted under this amended and restated Plan shall thereupon be cancelled and become null and void.
      20.     Financial Statements.
      Participant shall receive financial statements of the Company at least annually.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. ELECT DIRECTORS	FOR	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
	☐	☐
Nominees:
01 Judith M. Bardwick 02 Robert T. Barnum 03 James R. Dowlan 04 Duane A. Nelles	05 Ernest S. Rady 06 Harry M. Rady 07 Charles E. Scribner 08 Thomas A. Wolfe

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.

Please mark your votes as indicated in this example.	☒

		FOR	AGAINST	ABSTAIN
2.	AMEND ARTICLE I OF WESTCORP’S ARTICLES OF INCORPORATION, CONDITIONED UPON THE COMPLETION OF THE MERGER OF WFS FINANCIAL INC INTO WESTERN FINANCIAL BANK, TO READ IN FULL AS FOLLOWS: “ARTICLE I: THE NAME OF THIS CORPORATION IS WESTERN FINANCIAL BANCORP”	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	APPROVE THE WESTCORP STOCK INCENTIVE PLAN	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
5.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.
	I expect to attend the Meeting.			☐

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership’s name by an authorized person.

Number of Shares Owned:

Signature:	Signature:	Date

▲   FOLD AND DETACH HERE   ▲

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect ® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/wes Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.westcorpinc.com

REVOCABLE PROXY

WESTCORP
23 Pasteur
Irvine, California 92618
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON APRIL 26, 2005.

     The undersigned appoints Ernest S. Rady as proxy and in his absence or inability to serve, Thomas A. Wolfe as alternate proxy, with the power to appoint his substitute, and hereby authorizes him and his alternate to represent and to vote all of the shares of common stock held of record by and standing in the name of the undersigned on March 11, 2005, at the Annual Meeting of Shareholders of WESTCORP, to be held on April 26, 2005, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WESTCORP AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

(Proxy continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲   FOLD AND DETACH HERE   ▲

WESTCORP

2005 Annual Meeting of Shareholders

April 26, 2005

10:00 a.m.

23 Pasteur Road
Irvine, California 92618

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. ELECT DIRECTORS	FOR	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
	☐	☐
Nominees:
01 Judith M. Bardwick 02 Robert T. Barnum 03 James R. Dowlan 04 Duane A. Nelles	05 Ernest S. Rady 06 Harry M. Rady 07 Charles E. Scribner 08 Thomas A. Wolfe

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.

Please mark your votes as indicated in this example.	☒

		FOR	AGAINST	ABSTAIN
2.	AMEND ARTICLE I OF WESTCORP’S ARTICLES OF INCORPORATION, CONDITIONED UPON THE COMPLETION OF THE MERGER OF WFS FINANCIAL INC INTO WESTERN FINANCIAL BANK, TO READ IN FULL AS FOLLOWS: “ARTICLE I: THE NAME OF THIS CORPORATION IS WESTERN FINANCIAL BANCORP”	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	APPROVE THE WESTCORP STOCK INCENTIVE PLAN	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐
5.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.	I expect to attend the Meeting.		☐

Signature:	Signature:	Date
Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership’s name by an authorized person.

▲   FOLD AND DETACH HERE   ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through
11:59 PM Eastern Time on April 24, 2005.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Card.

Internet http://www.proxyvoting.com/wes-emp Use the internet to vote. Have your Voting Card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote. Have your Voting Card in hand when you call.	OR	Mail Mark, sign and date your Voting Card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your Voting Card.

You can view the Annual Report and Proxy Statement
on the internet at www.westcorpinc.com

REVOCABLE VOTING INSTRUCTIONS

WESTCORP
23 Pasteur
Irvine, California 92618

VOTING INSTRUCTIONS TO TRUSTEE
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON APRIL 26, 2005.

THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN WHO HAVE RIGHTS IN THE COMMON STOCK.

     The undersigned Participant in the Westcorp Employee Stock Ownership and Salary Savings Plan hereby instructs Investors Bank & Trust, as Trustee for the Employee Stock Ownership Plan and, Matrix Capital Bank Trust Services as trustee for the Salary Savings Plan, to vote all shares of Westcorp common stock allocated to the accounts of the undersigned under the 401(k) and ESOP Plan, and to act in its discretion upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on April 26, 2005, or any adjournment thereof.

     Please vote in accordance with the instructions on the reverse side of this card by April 22, 2004. IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE PROPORTIONATELY FOR PROPOSALS 1, 2, 3 AND 4.

(Voting Card continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲   FOLD AND DETACH HERE   ▲

WESTCORP

2005 Annual Meeting of Shareholders

April 26, 2005

10:00 a.m.

23 Pasteur Road
Irvine, California 92618